EARNINGS/(LOSS) PER SHARE (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Result attributable to equity owners of the Company
Profit (loss), attributable to owners of parent	$ (295,577)	$ (92,951)	$ (46,880)
Weighted average number of ordinary shares used in calculating basic earnings per share	14,600,859	14,062,191	14,082,904
Basic earnings (loss) per share	$ (20.24)	$ (6.61)	$ (3.33)